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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

          RELATING TO PRESS RELEASES REPORTING SECOND QUARTER FINANCIAL

          RESULTS AND APPOINTING BARRY HOBERMAN AS PRESIDENT AND CEO.

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 16, 2002


                              INSILICON CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



       000-29513                                          77-052615
       ---------                                          ---------
  (Commission File No.)                        (IRS Employer Identification No.)



                             411 East Plumeria Drive
                               San Jose, CA 95134
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (408) 894-1900



                         ------------------------------




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Item 5.  Other Events.

     On April 16, 2002, inSilicon Corporation announced its financial results for the second fiscal quarter ending March 31, 2002. The issued press release is attached hereto as Exhibit 99.1.

     On April 17, 2002, inSilicon Corporation announced the appointment of Barry
A. Hoberman to President and Chief Executive Officer. Mr. Hoberman had performed as the interim Chief Executive Officer for the two months prior to his appointment. The issued press release is attached hereto as Exhibit 99.2.


Item 7.  Exhibits.

     99.1 Press Release, dated as of April 16, 2002, entitled "inSilicon Corporation Reports Second Quarter 2002 Financial Results."

     99.2 Press Release, dated as of April 17, 2002, entitled "inSilicon Corporation Appoints Barry A. Hoberman as President and CEO."


                                       1.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      INSILICON CORPORATION

Dated:  May 10, 2002                  By: /s/ Bryan J. LeBlanc
                                         ---------------------------------------
                                         Bryan J. LeBlanc
                                         Executive Vice President and
                                         Chief Financial Officer


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                                INDEX TO EXHIBITS

     99.1 Press Release, dated as of April 16, 2002, entitled "inSilicon Corporation Reports Second Quarter 2002 Financial Results."

     99.2 Press Release, dated as of April 17, 2002, entitled "inSilicon Corporation Appoints Barry A. Hoberman as President and CEO."